UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 1, 2005
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                             Stelax Industries Ltd..
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        (Exact name of small business issuer as specified in its charter)


British Columbia                   0-18052                            None
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(State or other jurisdiction      (Commission File          (I.R.S.Employer
of incorporation)                    Number)                Identification No.)

5515 Meadow Crest Drive, Dallas, TX                            75229
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(Address of principal executive offices)                       (Zip Code)



(Registrant's telephone number, including area code: (972) 233-6041




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(Former name, former address and former fiscal year, if changed since last report)




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         Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

         This amendment is filed in connection with the Amendment No. 2 dated November 2, 2005, to include the certifying accountant's letter required by this item.

    Item 7.  Financial Statements and Exhibits.

    Exhibit 16. Letter re change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: December 15, 2005
                                          Stelax Industries Ltd.


                                          /s/ Harmon Hardy
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                                          Harmon Hardy, Chief Executive Officer